SECOND AMENDMENT TO
                               -------------------
                              MANAGEMENT AGREEMENT
                              --------------------
                        (AL II - 14 Operating Facilities)
                                     (GMAC)

     This Second Amendment to Management Agreement (this "Amendment") is made this 22 day of March, 2001 by and among Emeritus Management LLC, a Washington limited liability company ("Emeritus Management"), Emeritus Management I LP, a Washington limited partnership ("Texas Manager"), Emeritus Corporation, a
Washington Corporation ("Emeritus), AL Investors II LLC, a Delaware limited liability company ("AL Investors II"), for itself and as sole managing member or sole managing member of the general partner of each of the Facility Entities set forth on Exhibit A to the Management Agreement (as amended and as hereinafter defined) which own a Facility other than a Refinanced Facility.

                                    Recitals
                                    --------

     A. Emeritus Management, Texas Manager, Emeritus, AL Investors II, ESC I, L.P., a Washington limited partnership ("ESC"), ESC G.P. I, Inc., a Washington corporation ("ESCGP"), and Emeritus Properties I, Inc., a Washington corporation ("EPI") entered into that certain Management Agreement with Option to Purchase (AL II - 14 Operating Facilities), dated March 26, 1999, which was thereafter segregated by Amendment to Management Agreement (AL II - 14 Operating Facilities"), dated March 27, 2000, pursuant to which the Refinanced Facilities (as defined therein) were deleted (as so amended, the "AL II Management Agreement (GMAC)", and were included instead in that certain Management Agreement with Option to Purchase (Teachers), dated March 27, 2000 (the "AL II Management Agreement (Teachers)". ESC, ESCGP and EPI have ceased to be Managers under the AL II Management Agreement (GMAC).

     B. Simultaneously with the initial execution of the AL II Management Agreement (GMAC), Manager, Emeritus, and AL Investors Development LLC, a Delaware limited liability company (for itself and on behalf of certain Facility Entities defined therein), entered into that certain Management Agreement with Option to Purchase (AL II - 5 Development Facilities), dated March 25, 1999, pursuant to which, among other things, Manager was engaged to manage certain Facilities described therein (the "AL II Development Management Agreement").

     C. The parties hereto or certain affiliates thereof also entered into that certain Management Agreement with Option to Purchase (Emeritrust 25), dated December 30, 1998, pursuant to which, among other things, AL Investors LLC, a Delaware limited liability company, and the Facility Entities defined therein engaged Manager to manage certain Facilities described therein (as amended as described below, the "AL I Management Agreement").

     E. GMAC Commercial Mortgage Corporation ("GMAC") is the lender under the Senior Loan under both the AL I Management Agreement and the AL II Management Agreement (GMAC). The Senior Loan as defined in the AL I Management Agreement is referred to herein as the "AL I Senior Loan".

     F. The parties to the AL I Management Agreement have agreed that it would be beneficial to restructure the AL I Senior Loan by, among other things, dividing the loan into three tranches, amending the interest rate, and obtaining two 9-month conditional options to extend the term of the loan (the "AL I Loan Restructure"). The AL I Loan Restructure is evidenced by that certain First Amendment to Loan Agreement by and between GMAC Commercial Mortgage Corporation and AL Investors I, dated on or about the date hereof (the "GMAC Amendment"), and includes, among other things, the addition of five properties owned by AL Investors II as additional collateral (the "AL II Collateral Properties"), as more particularly set forth and defined therein.

     G. As a condition to the AL I Loan Restructure, the parties have agreed to amend the AL I Management Agreement as set forth in the First Amendment thereto, and to simultaneously amend the AL II Management Agreement (GMAC) as set forth herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Definitions.  All  terms  capitalized herein but not defined shall have the
     -----------
meanings  given  them  in  the  AL  II  Management  Agreement  (GMAC).

     Extension  of  Notice  to  Exercise  Purchase  Option.
     -----------------------------------------------------

          2.1     Exercise of Option.  The first sentence of Section 13.2 of the
                  ------------------
Management Agreement is hereby deleted and replaced in its entirety with the following:

The Purchase Option shall permit Emeritus to purchase the Facilities at any time during the Initial Term but not later than the last day of the Initial Term (which shall be December 31, 2001 unless the Management Agreement is sooner terminated), provided the written notice of the exercise of the option is given by Emeritus to the Owners (the "Purchase Option Notice") on or before December 12, 2001. The parties acknowledge that the Purchase Option under the AL II Management Agreement (GMAC), the AL II Management Agreement (Teachers) and the AL II Development Management Agreement must be exercised simultaneously. To permit the exercise of each of the Purchase Options on or before December 12, 2001, Owners and AL Investors II agree to use its best efforts to cause the Owners under the AL II Management Agreement (Teachers) and the Al II Development Management Agreement to waive any provisions in such management agreements which are inconsistent with the foregoing, including, without limitation, time limitations on notice of exercise of the Purchase Options thereunder.

     2.2     Place  and  Time  of  Closing.  Section  13.6 is hereby deleted and
             -----------------------------
replaced  in  its  entirety  with  the  following:

     13.6.     Place  and Time of Closing.  If the Purchase Option is exercised,
               --------------------------
the closing shall occur and the Deed for each Facility shall be delivered to Title Company (the "Closing") pursuant to escrow closing arrangements reasonably satisfactory to Owners and Emeritus at 12:00 o'clock noon (P.S.T.) no later than December 31, 2001 (the "Time of Closing"). It is agreed that time is of the essence of this Purchase Option. The parties acknowledge that the Purchase Option under the AL II Management Agreement (GMAC), the AL II Management Agreement (Teachers) and the AL II Development Management Agreement must be exercised simultaneously. To permit the Closing on or before December 31, 2001, Owners and AL Investors II agree to cause the Owners under the AL II Management Agreement (Teachers) and the Al II Development Management Agreement to waive any provisions in such management agreements which are inconsistent with the foregoing, including, without limitation, time limitations on the closing of the Purchase Options thereunder. Notwithstanding the foregoing, Owner shall not unreasonably withhold its consent to Manager's request for a 30 day extension of such Closing Date, provided that Manager deposits the equity funds required to close the Purchaser Option into escrow and provides Owner with reasonable evidence of financing prior to the applicable Purchase Option Expiration Date, and reimburses Owner for any additional costs incurred by such extension.


     Option  Facilities.  Section  13.1  is hereby amended to add at the end the
     ------------------
following:

     The parties hereby acknowledge that the AL II Collateral Properties have been pledged as additional collateral in connection with the AL I Loan Restructure. In the event that Emeritus timely exercises the Purchase Option and at the time of exercise the AL II Collateral Properties have not been released as additional collateral for the AL I Senior Loan pursuant to Section
5.16  of  the GMAC Amendment or otherwise, the following provisions shall apply:

          3.1 If the Purchase Price allocated to the AL II Collateral Properties by Owners, such allocation to be computed in a manner consistent with that set forth on Exhibit B (the "Allocated AL II Collateral Properties Purchase Price"), is sufficient to obtain a release of the AL II Collateral Properties under the terms of the GMAC Amendment solely by payment of all or a portion of the Purchase Price for the AL II Collateral Properties to the lender under the GMAC Amendment, then Owner will cause the AL II Collateral Properties to be released from the AL I Senior Loan and the AL II Collateral Properties shall be purchased and sold in accordance with the terms of Purchase Option.

          3.2 If the Allocated AL II Collateral Properties Purchase Price is not sufficient to obtain a release of the AL II Collateral Properties under the terms of the GMAC Amendment solely by payment of all or a portion of the Allocated AL II Collateral Properties Purchase Price to the lender under the GMAC Amendment, Owner shall have the option, in its sole discretion, to:

               (a) Obtain a release of the AL II Collateral Properties from the AL I Senior Loan and upon such release the AL II Collateral Properties shall be purchased and sold in accordance with the terms of Purchase Option; or

               (b) Delete the AL II Collateral Properties from the purchase Option, allow the AL II Collateral Properties to remain as additional collateral under the AL I Senior Loan, and require Manager to purchase the balance of the Facilities subject to the exercised Purchase Option under the AL II Management Agreement (GMAC) and the AL Management Agreement (Teachers), together with the 5 Facilities subject to the exercised Purchase Option under the AL II Development Management Agreement.

          3.3 In the event that Owner elects to delete the AL II Collateral Properties then subject to the Purchase Option in accordance with option 3.2(b) above, then Exhibit B of the Management Agreement shall be amended to decrease the Purchase Price by (i) the Allocated AL II Collateral Properties Purchase Price for the AL II Collateral Properties and (ii) the Bargain Credit. The Bargain Credit shall be defined as the excess, if any, of the fair market value of the AL II Collateral Properties over the Allocated AL II Collateral Properties Purchase Price. Fair market value of the AL II Collateral Properties shall be determined using the following formula: multiply the net pre-tax operating income from the AL II Collateral Properties for the prior three month period by 4 (to obtain annual net income), and divide the product by 0.11. Net pre-tax operating income shall be determined in the manner net pre-tax income is determined in computing the Debt Service Coverage for Tranche A under and as defined in the GMAC Amendment (i.e. the net pre-tax income of the Additional Collateral Properties), based on the quarterly statements provided to the lender under the AL I Senior Loan (without deduction for Management Fees paid or incurred), (a) plus interest expense to the extent deducted in determining net income, (b) plus non-cash expenses or allowances for depreciation and amortization, (c) less management fees in an assumed amount of 5% of gross revenues, (d) less capital expenditure reserves calculated at $250 per unit per year, (e) less Extraordinary Income and Extraordinary Expenses, as defined in the GMAC Amendment.

     Management  Fee.  Any  Accrued  Management  Fee shall be paid solely out of
     ---------------
Operating Profit and not from any other funds or by any Owner's Deficit Contribution pursuant to Section 8.3. Upon the expiration or termination of the
     Management Agreement for any reason whatsoever, all Accrued Management Fees not then paid shall be written off in their entirety and Manager shall not be entitled to receive any such written-off amounts from future revenues of the Facilities or any other source whatsoever.

     Conforming  Definitions.  Exhibit  A  is  hereby  amended  as  follows:
     -----------------------

     5.1     Junior  Loan.  The  definition of Junior Loan is hereby deleted and
             ------------
replaced in its entirety with the following: any indebtedness incurred by Owners which is secured by a mortgage, pledge, and related security instruments against, among other things, the membership interests of AL II Holdings in AL Investors Development and AL Investors II and/or the membership interests of AL Investors Development or AL Investors II in the Facility Entities. Initially, the Junior Loan is evidenced by that certain Loan Agreement among AL II Holdings, AL Investors II, AL Investors Development and the Facility Entities and Senior Housing Partners I, L.P. dated on or about the same date hereof, as subsequently amended ("Initial Junior Loan").

     5.3     Put  and  Purchase  Agreement  The  definition  of Put and Purchase
             -----------------------------
Agreement is hereby deleted and replaced in its entirety with the following: that certain Put and Purchase Agreement dated March 26, 1999, as amended by First Amendment to Put and Purchase Agreement dated March 27, 2000, and as amended by Second Amendment to Put and Purchase Agreement dated on or about the date of this Amendment and as subsequently amended.

     The foregoing terms in the AL II Management Agreement (Teachers) and the AL II Development Management Agreement, together with the guaranties thereof, shall be deemed amended as set forth above.

     Notices.  All  notices to be given by either party to this Agreement to the
     -------
other party hereto shall be in writing, and shall be sent to the parties at the addresses and in the manner set forth in the Management Agreement.

     Ratification.  The  Management  Agreement, as amended by this Agreement, is
     ------------
hereby  ratified  and  confirmed

     Understandings  and  Agreements.  This  Amendment,  together  with  the
     -------------------------------
Management  Agreement,  constitutes  all  of  the  understandings and agreements
     ----
between  the  parties  with  respect  to  the  management  of  the  Facilities.

     Headings.  The  headings  contained herein are for convenience of reference
     --------
only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

     Applicable  Law.  This  Agreement shall be construed and interpreted and be
     ---------------
governed  by  the  laws  of  the  State  of  Washington.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.

     EMERITUS  MANAGEMENT
     --------------------

     EMERITUS  MANAGEMENT  LLC,
     a  Washington  limited  liability  company

     By:     Emeritus  Corporation,
          a  Washington  corporation

     By:     /s/  Raymond  R.  Brandstrom
             ----------------------------
          Name  Raymond  R.  Brandstrom
                -----------------------
          Title  Vice  President  of  Finance
                 ----------------------------

     EMERITUS  MANAGEMENT  I  LP
     ---------------------------

     EMERITUS  MANAGEMENT  I  LP,
     a  Washington  limited  partnership

     By:     EM  I,  LLC,  a  Washington  limited  liability  company

          By:     Emeritus  Corporation,  a
Washington  corporation
                    By:     /s/  Raymond  R.  Brandstrom
                            ----------------------------
                         Name  Raymond  R.  Brandstrom
                               -----------------------
                         Title  Vice  President  of  Finance
                                ----------------------------



                              EMERITUS
                              --------

                              EMERITUS  CORPORATION,  a  Washington
corporation

                              By:     /s/  Raymond  R.  Brandstrom
                                      ----------------------------
                                   Name  Raymond  R.  Brandstrom
                                         -----------------------
                                   Title  Vice  President  of  Finance
                                          ----------------------------




                              AL  INVESTORS  II
                              -----------------

AL INVESTORS II LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Owners, or in the case where the Owner is a limited partnership, as sole managing member on behalf of the general partner thereof


     By:  /s/  Norman  L.  Brendan
          ------------------------
          Name  Norman  L.  Brendan
                -------------------
          Title  Manager
                 -------

The undersigned lenders in connection with the Senior Loan and the Junior Loan have executed this Agreement for the sole purpose of consenting to the foregoing Amendment.


     GMAC  Commercial  Mortgage  Corporation,     a  California  corporation

     By:     /s/  Lisa  M.  Lautner
             ----------------------
     Name  Lisa  M.  Lautner
           -----------------
     Title  Senior  Vice  President
            -----------------------


     Senior  Housing  Partners  I,  L.P.,
     a  Delaware  limited  partnership

     By:     /s/  Noah  R.  Levy
             -------------------
     Name  Noah  R.  Levy
           --------------
     Title  Vice  President
            ---------------

The undersigned has executed this Agreement for the sole purpose of acknowledging and consenting to the foregoing Amendment, ratifying the Emeritus Guaranty, and confirming and agreeing that foregoing Amendment does not alter, modify, amend or waive any terms contained in the Emeritus Guaranty.


     Emeritus  Corporation,
     a  Washington  corporation


     By:/s/  Raymond  R.  Brandstrom
        ----------------------------
          Name  Raymond  R.  Brandstrom
                -----------------------
          Title  Vice  President  of  Finance
                 ----------------------------